UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-03363

Exact name of registrant as specified in charter:	Delaware Group® Limited-Term
Government Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Item 1. Reports to Stockholders

Annual report

Fixed income mutual fund

Delaware Limited-Term Diversified Income Fund

December 31, 2014

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Limited-Term Diversified Income Fund at delawareinvestments.com.

Manage your investments online

—	24-hour access to your account information
—	Obtain share prices
—	Check your account balance and recent transactions
—	Request statements or literature
—	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services.

Investments in Delaware Limited-Term Diversified Income Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2014, and subject to change for events occurring after such date.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Limited-Term Diversified Income Fund	January 6, 2015

Performance preview (for the year ended December 31, 2014)
Delaware Limited-Term Diversified Income Fund (Class A shares)	1-year return	+1.28%
Barclays 1–3 Year U.S. Government/Credit Index (benchmark)	1-year return	+0.77%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Limited-Term Diversified Income Fund, please see the table on page 4.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. For a description of the index, please see page 6.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Unusually severe winter weather in early 2014 held back U.S. economic growth. Key global events included the Russia-Ukraine confrontation and deflationary and recessionary pressure on the euro zone. At the U.S. Federal Reserve’s March meeting, policy makers started to discuss a potential liftoff of short-term rates. However, the yield on 10-year U.S. Treasury notes moved lower throughout the year, contrary to expectations.

While U.S. economic data were solid as the year progressed and short rates began to rise in anticipation of the Fed’s raising rates, global pressures pushed long-term interest rates lower. Oil prices started to sell off in July and continued through the rest of the fiscal year. Central bank policies began to diverge. As the Fed talked about raising rates, other global central banks, notably the European Central Bank and the Bank of Japan, planned to introduce or continue quantitative easing.

The key development during the latter part of the fiscal year was mounting pressure on global oil prices. Risk assets came under pressure, and the long end of the yield curve rallied. The 10-year Treasury rate fell while the short end did not, flattening the curve throughout the year. Growing economic concerns in Asia and Europe added to the flight toward safe-haven U.S. Treasurys. The fiscal year ended with the deterioration of Greece’s political situation, raising fresh questions about that country’s future in the euro zone. This added to market volatility during this period.

For the fiscal year, yields on the 10-year U.S. Treasury note dropped by 0.86 percentage points, as the safe-haven bond provided an advantage over low-yielding foreign government bonds, which ended the year at historic lows. However, yields on 2-year and 3-year Treasurys rose by about 0.30 percentage points as investors began to sense the approach of the date of the Fed’s first increase in short-term rates, likely sometime in 2015. This led to a flattening of the yield curve between shorter-term and intermediate- to longer-term Treasurys.

Fund performance

For the fiscal year ended Dec. 31, 2014, Delaware Limited-Term Diversified Income Fund (Class A shares) returned +1.28% at net asset value and -1.48% at maximum offer price (both returns reflect all distributions reinvested). For the same period, the Barclays 1–3 Year U.S. Government/ Credit Index returned +0.77%. Complete annualized performance for Delaware Limited-Term Diversified Income Fund is shown in the table on page 4.

The Fund maintained its “barbell” portfolio structure throughout its fiscal year. (The barbell investment strategy combines short-maturity assets with long-maturity assets in an attempt to get better risk-adjusted returns.) We replaced 2-year Treasurys, which would be in alignment with the Fund’s benchmark, with a combination of intermediate-term corporate bonds and floating-rate, high-quality asset-backed securities (ABS) and, to a lesser degree, some mortgage-backed

Portfolio management review

Delaware Limited-Term Diversified Income Fund

securities (MBS). This barbell approach allowed the Fund to outperform the market by avoiding areas where rates were rising and having exposure to areas where rates were falling.

In our view, this barbell structure has worked consistently well over time in short-term and limited-term portfolios as it can provide additional income along with broader opportunities. We believe that the floating-rate position provides an anchor that attempts to balance the risk of rate volatility created by the portfolio’s intermediate-term securities.

During the fiscal year, the Fund’s overweight to BBB-rated corporate bonds returned 4.48% versus the benchmark’s BBB component, which gained 1.42% for the same period. These BBB-rated bonds averaged close to 25% of the Fund’s portfolio.

The Fund’s corporate bond performance was strong because of strong security selection and its emphasis on the 4–5 year maturity area. Our research team identified individual securities that maintained good credit quality overall and outperformed the broader market. The Fund’s 8% allocation to MBS, an out-of-benchmark sector, also contributed to returns, driven in part by strong security selection.

In 2014, we found value in intermediate-term bonds. Our barbell positioning allowed us to own holdings in this part of the yield curve by combining these holdings with an allocation of close to 40% of the portfolio in AAA-rated floating-rate ABS.

The Fund also gained from its underweight in 2-year Treasurys and minimal exposure to the 2–3 year maturity range.

The Fund’s allocation to AAA-rated floating-rate ABS averaged about 38% during the fiscal year and returned 0.60%. While it lagged the benchmark, it provided a relatively strong return for a floating-rate instrument and fared better than short-term Treasurys. That also worked as a cash surrogate with low sensitivity to interest rates.

A small position in high yield bonds detracted from the Fund’s returns. Overall, high yield returns were negative for the fiscal year; accordingly, having even a small allocation there was a detractor. Although the Fund held some strong-performing lower-quality corporate bonds (particularly in the first half of the fiscal year) high yield bonds experienced volatility as global risks developed, including conflict in Russia-Ukraine, euro-zone deflation, and a drop in oil prices.

The Fund employed two types of derivatives as a hedge: Treasury futures and high yield credit default swaps (CDX). Overall, the use of derivatives didn’t have a material effect on performance during the fiscal year, costing the Fund 0.25% in total return for the year while lowering risk exposure.

We used Treasury financial futures to create a slight negative duration in the first half of 2014. As geopolitical risks increased, including the increased tension in the Russia-Ukraine conflict when a plane was shot down over Ukraine, we removed that hedge. We felt that in the event of war, Treasurys would likely be the only asset performing well and would be risky to short. We then added a half-year of duration in Treasury futures as a hedge against geopolitical risk. We maintained a hedge in long Treasury futures for the rest of the fiscal year, with an overall duration just below the Fund’s 3-year maximum.

At several points during the fiscal year, we also bought protection against the Fund’s high yield bond exposure in the CDX market as an on-and-off trade in an attempt to protect the Fund when markets became nervous. These CDX positions generally have been neutral to slightly positive for the Fund.

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Performance summary
Delaware Limited-Term Diversified Income Fund	December 31, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through December 31, 2014

	1 year	5 years	10 years
Class A (Est. Nov. 24, 1985)
Excluding sales charge	+1.28%	+1.67%	+3.48%
Including sales charge	-1.48%	+1.11%	+3.19%
Class C (Est. Nov. 28, 1995)
Excluding sales charge	+0.55%	+0.83%	+2.60%
Including sales charge	-0.45%	+0.83%	+2.60%
Class R (Est. June 2, 2003)
Excluding sales charge	+0.93%	+1.31%	+3.11%
Including sales charge	+0.93%	+1.31%	+3.11%
Institutional Class (Est. June 1, 1992)
Excluding sales charge	+1.43%	+1.84%	+3.63%
Including sales charge	+1.43%	+1.84%	+3.63%
Barclays 1–3 Year U.S. Government/Credit Index	+0.77%	+1.41%	+2.86%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. This fee was contractually limited to 0.15% of average daily net assets from

Jan. 1, 2014 through Dec. 31, 2014.* Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Diversification may not protect against market risk.

* The contractual waiver period is April 30, 2013 through April 30, 2015.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	0.92%	1.67%	1.17%	0.67%
(without fee waivers)
Net expenses	0.82%	1.67%	1.17%	0.67%
(including fee waivers, if any)
Type of waiver	Contractual	n/a	n/a	n/a

Performance summary

Delaware Limited-Term Diversified Income Fund

Performance of a $10,000 investment1

Average annual total returns from Dec. 31, 2004, through Dec. 31, 2014

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Dec. 31, 2004, and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Barclays 1–3 Year U.S. Government/Credit Index

as of Dec. 31, 2004. The Barclays 1–3 Year U.S. Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade U.S. and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DTRIX	245912308
Class C	DTICX	245912704
Class R	DLTRX	245912803
Institutional Class	DTINX	245912506

Disclosure of Fund expenses

For the six-month period from July 1, 2014 to December 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2014 to Dec. 31, 2014.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Limited-Term Diversified Income Fund

Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses

	Account Value	Account Value	Annualized	Paid During Period

	7/1/14	12/31/14	Expense Ratio	7/1/14 to 12/31/14*
Actual Fund return†
Class A	$1,000.00	$1,000.10	0.81%	$4.08
Class C	1,000.00	995.90	1.66%	8.35
Class R	1,000.00	998.40	1.16%	5.84
Institutional Class	1,000.00	1,000.90	0.66%	3.33
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.12	0.81%	$4.13
Class C	1,000.00	1,016.84	1.66%	8.44
Class R	1,000.00	1,019.36	1.16%	5.90
Institutional Class	1,000.00	1,021.88	0.66%	3.36

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocation

Delaware Limited-Term Diversified Income Fund	As of December 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Securities	0.02%
Agency Collateralized Mortgage Obligations	2.07%
Agency Mortgage-Backed Securities	4.22%
Collateralized Debt Obligations	0.56%
Commercial Mortgage-Backed Securities	0.93%
Convertible Bond	0.12%
Corporate Bonds	50.42%
Automotive	0.17%
Banking	9.35%
Basic Industry	3.26%
Brokerage	0.37%
Capital Goods	0.92%
Communications	4.31%
Consumer Cyclical	6.13%
Consumer Non-Cyclical	7.89%
Electric	4.94%
Energy	4.19%
Finance Companies	1.02%
Healthcare	0.27%
Industrial	0.04%
Insurance	2.06%
Media	0.09%
Natural Gas	0.47%
Real Estate	0.24%
REITs	0.11%
Services	0.21%
Technology	2.86%
Technology & Electronics	0.05%
Telecommunications	0.06%
Transportation	1.41%
Municipal Bonds	0.88%
Non-Agency Asset-Backed Securities	36.71%
Non-Agency Collateralized Mortgage Obligations	0.04%
Senior Secured Loans	0.64%
Sovereign Bonds	0.52%
Supranational Bank	0.04%

Security type / sector	Percentage of net assets
U.S. Treasury Obligations	0.29%
Preferred Stock	0.09%
Short-Term Investments	1.96%
Total Value of Securities	99.51%
Receivables and Other Assets Net of Liabilities	0.49%
Total Net Assets	100.00%

Schedule of investments

Delaware Limited-Term Diversified Income Fund	December 31, 2014

	Principal amount°	Value (U.S. $)

Agency Asset-Backed Securities – 0.02%

Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.407% 9/26/33	212,664	$231,548
Fannie Mae Whole Loan
Series 2001-W2 AS5 6.473% 10/25/31	2,802	2,908
Freddie Mac Structured Pass Through Securities
Series T-30 A5 7.602% 12/25/30 ¿—	5,460	5,758
SLM Student Loan Trust
Series 2004-4 A4 0.364% 1/25/19 —	3,767	3,763

Total Agency Asset-Backed Securities (cost $223,269)		243,977

Agency Collateralized Mortgage Obligations – 2.07%

E.F. Hutton Trust III
Series 1 A 1.005% 10/25/17 —	255	252
Fannie Mae Grantor Trust
Series 2001-T5 A2 6.99% 6/19/41 —	37,634	42,597
Series 2002-T1 A2 7.00% 11/25/31	85,413	100,541
Fannie Mae REMICs
Series 2002-90 A1 6.50% 6/25/42	1,111	1,265
Series 2002-W1 2A 6.527% 2/25/42 —	106,920	124,605
Series 2003-52 NA 4.00% 6/25/23	166,702	175,276
Series 2003-120 BL 3.50% 12/25/18	513,615	532,195
Series 2004-36 FA 0.57% 5/25/34 —	442,259	444,873
Series 2004-49 EB 5.00% 7/25/24	50,390	54,984
Series 2005-66 FD 0.47% 7/25/35 —	1,930,507	1,934,266
Series 2005-110 MB 5.50% 9/25/35	19,358	20,851
Series 2006-105 FB 0.59% 11/25/36 —	114,471	115,255
Series 2010-29 PA 4.50% 10/25/38	147,276	152,512
Series 2010-75 NA 4.00% 9/25/28	497,721	513,349
Series 2011-88 AB 2.50% 9/25/26	262,580	267,883
Series 2011-105 FP 0.57% 6/25/41 —	3,537,448	3,549,436
Series 2011-113 MC 4.00% 12/25/40	431,927	453,464
Freddie Mac REMICs
Series 2901 CA 4.50% 11/15/19	197,954	206,102
Series 2931 GC 5.00% 1/15/34	87,111	88,850
Series 3016 FL 0.551% 8/15/35 —	110,264	110,899
Series 3027 DE 5.00% 9/15/25	51,679	56,191
Series 3067 FA 0.511% 11/15/35 —	4,205,729	4,220,563
Series 3232 KF 0.611% 10/15/36 —	124,123	125,230
Series 3241 FM 0.541% 11/15/36 —	48,742	48,986
Series 3297 BF 0.401% 4/15/37 —	1,313,488	1,318,518
Series 3316 FB 0.461% 8/15/35 —	222,213	222,700
Series 3416 GK 4.00% 7/15/22	626	634
Series 3737 NA 3.50% 6/15/25	224,865	233,133

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 3780 LF 0.561% 3/15/29 —	684,181	$685,092
Series 3800 AF 0.661% 2/15/41 —	2,770,556	2,793,792
Series 3803 TF 0.561% 11/15/28 —	641,730	645,010
Series 4163 CW 3.50% 4/15/40	4,155,213	4,340,498
Freddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42 ¿	45,052	52,411
Series T-54 2A 6.50% 2/25/43 ¿	1,026	1,182
Series T-58 2A 6.50% 9/25/43 ¿	728,846	833,158
Series T-60 1A4C 4.686% 3/25/44 ¿—	231,787	232,660

Total Agency Collateralized Mortgage Obligations (cost $24,510,635)		24,699,213

Agency Mortgage-Backed Securities – 4.22%

Fannie Mae
6.50% 8/1/17	24,526	25,556
9.00% 11/1/15	6,537	6,598
10.00% 10/1/30	97,764	108,917
10.50% 6/1/30	26,059	26,631
Fannie Mae ARM
2.057% 8/1/34 —	161,449	170,494
2.088% 9/1/38 —	2,272,060	2,450,900
2.09% 3/1/38 —	7,814	8,321
2.193% 8/1/36 —	53,055	57,002
2.227% 11/1/39 —	349,812	371,895
2.238% 4/1/36 —	42,780	46,120
2.259% 6/1/36 —	216,113	232,687
2.268% 7/1/36 —	115,084	125,635
2.271% 11/1/35 —	521,690	558,927
2.274% 12/1/33 —	148,122	157,285
2.277% 6/1/34 —	90,859	97,031
2.277% 7/1/36 —	136,748	148,236
2.315% 11/1/35 —	42,801	45,870
2.317% 4/1/36 —	5,867	6,256
2.336% 4/1/36 —	653,623	701,911
3.474% 1/1/41 —	271,779	285,532
4.527% 11/1/39 —	2,485,190	2,626,050
5.141% 8/1/35 —	36,712	39,234
Fannie Mae FHAVA
7.50% 3/1/25	1,492	1,506
10.00% 1/1/19	30,819	31,312
Fannie Mae S.F. 15 yr
4.00% 5/1/27	1,428,415	1,530,162
4.50% 9/1/20	1,303,754	1,373,269

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 15 yr
5.00% 9/1/18	124,094	$130,920
5.00% 10/1/18	1,537	1,644
5.00% 2/1/19	3,230	3,461
5.00% 5/1/21	17,107	18,389
5.00% 9/1/25	9,559,870	10,459,502
5.50% 1/1/23	10,354	11,308
5.50% 4/1/23	36,196	39,401
6.00% 3/1/18	575,596	597,576
6.00% 8/1/22	29,761	32,517
8.00% 10/1/16	14,707	15,078
Fannie Mae S.F. 20 yr
5.50% 12/1/29	122,810	137,489
6.00% 9/1/29	494,970	560,400
6.50% 2/1/22	74,503	84,845
Fannie Mae S.F. 30 yr
4.50% 11/1/40	1,001,626	1,088,318
4.50% 2/1/41	483,310	525,160
4.50% 4/1/41	1,206,948	1,312,121
5.00% 4/1/33	337,780	374,258
5.00% 3/1/34	4,688	5,194
5.00% 8/1/37	424,336	469,903
5.50% 12/1/32	37,175	41,895
5.50% 3/1/35	110,785	123,795
5.50% 7/1/36	55,599	62,486
5.50% 2/1/37	466,287	521,526
5.50% 4/1/37	469,240	524,519
5.50% 6/1/38	1,292,717	1,444,520
6.00% 9/1/34	348	397
6.00% 11/1/34	1,280	1,450
6.00% 4/1/36	9,899	11,219
6.00% 12/1/36	728,860	836,318
6.00% 2/1/37	146,772	166,619
6.00% 5/1/38	52,759	59,869
6.00% 1/1/39	368,505	418,307
6.50% 6/1/29	1,526	1,738
6.50% 1/1/34	1,919	2,186
6.50% 4/1/36	3,026	3,446
6.50% 6/1/36	9,308	11,133
6.50% 10/1/36	7,335	8,354
6.50% 8/1/37	1,350	1,537
7.00% 12/1/34	1,788	2,055
7.00% 12/1/35	1,544	1,741

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
7.00% 4/1/37	718,141	$806,631
7.00% 12/1/37	4,689	5,001
7.50% 6/1/31	940	1,138
7.50% 11/1/31	9,911	11,482
7.50% 4/1/32	497	583
7.50% 5/1/33	1,289	1,307
7.50% 6/1/34	608	697
8.00% 11/1/21	221	243
8.00% 7/1/23	1,415	1,463
8.00% 5/1/24	40,574	42,219
9.00% 8/1/22	18,981	19,895
9.25% 6/1/16	1,818	1,825
9.25% 8/1/16	8,271	8,305
10.00% 2/1/25	91,052	100,093
11.00% 8/1/20	2,971	3,018
Freddie Mac
6.50% 3/1/16	87,820	89,581
Freddie Mac ARM
2.249% 7/1/36 —	54,376	58,484
2.25% 2/1/37 —	6,916	7,384
2.265% 10/1/36 —	8,263	8,788
2.275% 10/1/37 —	287,415	304,394
2.307% 4/1/34 —	19,545	20,775
2.35% 4/1/33 —	81,609	84,501
2.375% 2/1/35 —	114,293	122,339
2.385% 7/1/38 —	1,413,889	1,520,606
2.495% 6/1/37 —	366,682	386,722
2.534% 1/1/44 —	854,780	876,535
3.47% 5/1/42 —	5,120,440	5,371,548
4.884% 8/1/38 —	35,004	36,958
Freddie Mac S.F. 15 yr
4.00% 5/1/25	106,734	113,930
4.50% 6/1/26	298,073	322,100
5.00% 6/1/18	822	864
5.00% 4/1/20	128,738	136,593
5.00% 12/1/22	22,349	24,074
8.00% 7/1/16	4,753	4,803
Freddie Mac S.F. 30 yr
4.50% 10/1/39	539,660	585,124
4.50% 10/1/43	394,945	428,336
5.50% 6/1/36	51,738	58,040
5.50% 11/1/36	118,232	132,191

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac S.F. 30 yr
5.50% 3/1/40	288,335	$322,436
6.00% 1/1/38	109,890	124,213
6.00% 6/1/38	298,797	338,311
6.00% 8/1/38	3,739,204	4,244,108
7.00% 11/1/33	594	708
8.00% 5/1/31	75,279	86,258
9.00% 9/1/30	73,085	79,168
11.00% 5/1/20	1,776	2,002
11.50% 6/1/15	255	256
11.50% 8/1/15	336	338
11.50% 2/1/16	930	943
11.50% 3/1/16	1,096	1,106
GNMA I S.F. 15 yr
6.00% 1/15/22	1,757,049	1,905,941
GNMA I S.F. 30 yr
7.50% 12/15/23	43,007	49,520
7.50% 12/15/31	70,206	86,486
7.50% 1/15/32	1,547	1,911
8.00% 6/15/30	7,420	7,714
9.00% 5/15/16	544	545
9.00% 8/15/16	297	304
9.00% 9/15/16	987	1,002
9.00% 2/15/17	1,016	1,021
9.50% 12/15/16	896	934
11.00% 10/15/15	7	7
11.00% 11/15/15	742	746
11.00% 1/15/16	658	668
11.00% 2/15/16	4,702	4,727
11.00% 9/15/16	280	281
11.00% 12/15/17	4,247	4,273
11.00% 4/15/19	3,550	3,572
11.00% 5/15/19	1,852	1,863
11.00% 6/15/19	9,271	9,367
11.00% 8/15/19	4,939	5,077
GNMA II GPM 30 yr
9.75% 12/20/16	3,015	3,030
9.75% 9/20/17	2,689	2,703
GNMA II S.F. 30 yr
9.50% 11/20/20	895	911
9.50% 9/20/21	6,675	7,530
9.50% 10/20/21	24,513	27,766
9.50% 11/20/21	18,807	21,294

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

GNMA II S.F. 30 yr
10.50% 6/20/20	1,401	$1,409
11.00% 9/20/15	2,340	2,363
11.00% 10/20/15	340	344
11.50% 1/20/18	5,704	5,822
11.50% 8/20/18	8,487	8,541
12.00% 4/20/15	191	191
12.00% 5/20/15	65	65
12.00% 7/20/15	36	36
12.00% 8/20/15	296	297
12.00% 9/20/15	920	931
12.00% 10/20/15	804	808

Total Agency Mortgage-Backed Securities (cost $49,402,138)		50,414,348

Collateralized Debt Obligations – 0.56%

Acis CLO
Series 2014-3A AX 144A 1.582% 2/1/26 #—	1,750,000	1,750,000
Harbourview CLO VII
144A 1.581% 11/18/26 #—	5,000,000	4,987,500

Total Collateralized Debt Obligations (cost $6,737,500)		6,737,500

Commercial Mortgage-Backed Securities – 0.93%

Banc of America Commercial Mortgage Trust
Series 2006-1 AM 5.421% 9/10/45 —	255,000	264,919
CD Commercial Mortgage Trust
Series 2005-CD1 AM 5.226% 7/15/44 —	1,130,000	1,160,042
Credit Suisse Commercial Mortgage Trust
Series 2006-C1 AAB 5.467% 2/15/39 —	330	330
DB-UBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46 #	1,285,000	1,449,021
FREMF Mortgage Trust
Series 2011-K15 B 144A 4.931% 8/25/44 #—	95,000	103,735
Series 2011-K703 B 144A 4.884% 7/25/44 #—	815,000	870,057
Series 2012-K708 B 144A 3.759% 2/25/45 #—	2,010,000	2,069,713
Series 2012-K711 B 144A 3.562% 8/25/45 #—	100,000	102,188
Series 2013-K712 B 144A 3.368% 5/25/45 #—	980,000	983,243
Goldman Sachs Mortgage Securities Trust
Series 2006-GG6 A4 5.553% 4/10/38 —	1,160,000	1,190,348
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 A1 1.254% 2/15/47	1,311,388	1,306,327
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP8 AM 5.44% 5/15/45	1,065,000	1,127,667

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

Morgan Stanley Capital I Trust
Series 2005-HQ7 AJ 5.206% 11/14/42 —	500,000	$511,465

Total Commercial Mortgage-Backed Securities (cost $11,053,663)		11,139,055

Convertible Bond – 0.12%

Jefferies Group 3.875% exercise price $45.06, expiration date 10/31/29	1,355,000	1,404,966

Total Convertible Bond (cost $1,443,922)		1,404,966

Corporate Bonds – 50.42%

Automotive – 0.17%
International Automotive Components Group 144A
9.125% 6/1/18 #	1,000,000	1,050,000
Schaeffler Holding Finance 144A PIK 6.25% 11/15/19 #T	1,000,000	1,035,000

		2,085,000

Banking – 9.35%
ANZ New Zealand International 144A 2.60% 9/23/19 #	3,900,000	3,943,017
Banco Daycoval 144A 5.75% 3/19/19 #	500,000	498,750
Bank Nederlandse Gemeenten 144A 1.75% 10/6/15 #	2,000	2,021
Bank of America 4.25% 10/22/26	3,430,000	3,427,023
Bank of Georgia 144A 7.75% 7/5/17 #	300,000	310,500
Bank of Montreal 2.375% 1/25/19	4,580,000	4,628,470
Barclays 2.75% 11/8/19	5,000,000	4,974,075
BBVA International Preferred SAU 5.919% 4/29/49 —	500,000	511,400
Branch Banking & Trust 3.80% 10/30/26	1,610,000	1,645,327
Citizens Bank 2.45% 12/4/19	4,385,000	4,362,606
Compass Bank 2.75% 9/29/19	7,305,000	7,320,399
Cooperatieve Centrale Raiffeisen-Boerenleenbank
2.25% 1/14/19	5,690,000	5,737,864
Credit Suisse
2.30% 5/28/19	4,890,000	4,886,680
3.00% 10/29/21	475,000	473,507
Finansbank 144A 5.15% 11/1/17 #	250,000	257,075
Goldman Sachs Group 6.15% 4/1/18	3,155,000	3,542,809
HBOS 144A 6.75% 5/21/18 #	2,555,000	2,853,925
HSBC Holdings 5.625% 12/29/49 —	3,535,000	3,551,791
JPMorgan Chase
4.125% 12/15/26	1,510,000	1,515,068
6.75% 8/29/49 —	2,375,000	2,517,500
7.90% 4/29/49 —	1,000,000	1,081,300
JPMorgan Chase Bank 0.571% 6/13/16 —	1,750,000	1,743,207
Manufacturers & Traders Trust 2.25% 7/25/19	5,255,000	5,247,922
Morgan Stanley 4.35% 9/8/26	1,930,000	1,944,182

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Northern Trust 3.95% 10/30/25	1,135,000	$1,183,861
Oversea-Chinese Banking 144A 4.00% 10/15/24 #—	2,095,000	2,147,752
PNC Preferred Funding Trust II 144A 1.463% 3/31/49 #—	2,200,000	2,079,000
Popular 7.00% 7/1/19	1,000,000	1,005,000
RBS Capital Trust III 2.095% 9/29/49 —	1,000,000	999,500
Santander Holdings USA 4.625% 4/19/16	2,090,000	2,177,839
Skandinaviska Enskilda Banken 144A 2.375% 3/25/19 #	4,580,000	4,617,006
State Street 3.30% 12/16/24	705,000	717,048
SunTrust Bank
2.35% 11/1/18	3,850,000	3,877,177
2.50% 5/1/19	6,230,000	6,277,198
Swedbank 144A 2.375% 2/27/19 #	2,000,000	2,014,068
Toronto-Dominion Bank 2.25% 11/5/19	3,580,000	3,591,205
Turkiye Is Bankasi 144A 3.75% 10/10/18 #	500,000	498,750
USB Capital IX 3.50% 10/29/49 —	6,960,000	5,637,600
USB Realty 144A 1.378% 12/22/49 #—	400,000	362,000
Wells Fargo
2.15% 1/15/19	3,580,000	3,592,917
3.00% 1/22/21	3,000,000	3,060,582
4.10% 6/3/26	310,000	317,269
Yapi ve Kredi Bankasi 144A 5.25% 12/3/18 #	500,000	518,200

		111,650,390

Basic Industry – 3.26%
Arch Coal 144A 8.00% 1/15/19 #	1,000,000	560,000
Celanese U.S. Holdings 4.625% 11/15/22	1,175,000	1,169,125
CF Industries 6.875% 5/1/18	7,410,000	8,430,246
Consolidated Energy Finance 144A 6.75% 10/15/19 #	1,250,000	1,228,125
Eastman Chemical 2.70% 1/15/20	1,135,000	1,142,755
FMG Resources August 2006 144A 8.25% 11/1/19 #	1,000,000	913,750
Freeport-McMoRan 4.00% 11/14/21	465,000	461,407
Freeport-McMoRan Oil & Gas 6.50% 11/15/20	459,000	498,001
Georgia-Pacific
144A 2.539% 11/15/19 #	1,000,000	1,000,790
144A 5.40% 11/1/20 #	5,750,000	6,478,289
HD Supply 11.50% 7/15/20	1,000,000	1,150,000
Headwaters 7.25% 1/15/19	750,000	783,750
International Paper
5.25% 4/1/16	550,000	578,053
7.50% 8/15/21	3,000,000	3,744,744
INVISTA Finance 144A 4.25% 10/15/19 #	1,330,000	1,336,650
Kissner Milling 144A 7.25% 6/1/19 #	750,000	751,875
LSB Industries 7.75% 8/1/19	500,000	522,500

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
Methanex 4.25% 12/1/24	1,120,000	$1,117,346
MMC Finance 4.375% 4/30/18	500,000	465,000
Polymer Group 144A 6.875% 6/1/19 #	1,000,000	963,750
PPG Industries 2.30% 11/15/19	940,000	936,932
Rock-Tenn
3.50% 3/1/20	1,010,000	1,026,135
4.45% 3/1/19	945,000	1,006,839
Rockwood Specialties Group 4.625% 10/15/20	835,000	865,269
TPC Group 144A 8.75% 12/15/20 #	1,000,000	977,500
Vedanta Resources 144A 6.00% 1/31/19 #	250,000	245,000
Wise Metals Group 144A 8.75% 12/15/18 #	500,000	527,500

		38,881,331

Brokerage – 0.37%
Jefferies Group 5.125% 1/20/23	2,415,000	2,458,912
Lazard Group 6.85% 6/15/17	1,762,000	1,962,576

		4,421,488

Capital Goods – 0.92%
Accudyne Industries 144A 7.75% 12/15/20 #	1,000,000	950,000
Beverage Packaging Holdings Luxembourg II 144A
6.00% 6/15/17 #	1,000,000	977,500
Cemex 144A 4.981% 10/15/18 #—	500,000	515,450
Crane 2.75% 12/15/18	1,805,000	1,826,167
Ingersoll-Rand Global Holding 2.875% 1/15/19	4,630,000	4,707,478
Ingersoll-Rand Luxembourg Finance 2.625% 5/1/20	145,000	144,239
OAS Investments 144A 8.25% 10/19/19 #	300,000	109,500
PaperWorks Industries 144A 9.50% 8/15/19 #	1,000,000	1,003,750
TransDigm 7.50% 7/15/21	750,000	802,500

		11,036,584

Communications – 4.31%
American Tower Trust I 144A 1.551% 3/15/43 #	3,775,000	3,733,718
British Sky Broadcasting Group 144A 3.75% 9/16/24 #	2,060,000	2,076,803
CC Holdings GS V 3.849% 4/15/23	1,165,000	1,159,243
Columbus International 144A 7.375% 3/30/21 #	500,000	521,875
Cox Communications 144A 3.85% 2/1/25 #	2,175,000	2,199,947
Digicel Group 144A 8.25% 9/30/20 #	1,500,000	1,462,500
DIRECTV Holdings 3.95% 1/15/25	2,935,000	2,964,186
Interpublic Group 2.25% 11/15/17	1,600,000	1,604,133
MTS International Funding 144A 8.625% 6/22/20 #	300,000	295,500
SBA Tower Trust 144A 2.24% 4/16/18 #	1,995,000	1,980,087
SES 144A 3.60% 4/4/23 #	3,111,000	3,150,581
SES Global Americas Holdings 144A 2.50% 3/25/19 #	1,695,000	1,688,161
SK Telecom 144A 2.125% 5/1/18 #	500,000	500,164

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
TBG Global PTE 144A 4.625% 4/3/18 #	500,000	$492,500
Telefonica Emisiones 4.57% 4/27/23	3,240,000	3,474,910
Telemar Norte Leste 144A 5.50% 10/23/20 #	500,000	467,500
Time Warner 8.25% 4/1/19	6,300,000	7,719,201
Verizon Communications
3.00% 11/1/21	1,470,000	1,451,982
4.50% 9/15/20	3,165,000	3,439,019
5.15% 9/15/23	4,530,000	5,005,713
Viacom 2.50% 9/1/18	5,560,000	5,614,038
VimpelCom Holdings 144A 6.255% 3/1/17 #	500,000	457,325

		51,459,086

Consumer Cyclical – 6.13%
Alibaba Group Holding
144A 3.125% 11/28/21 #	1,065,000	1,053,814
144A 3.60% 11/28/24 #	1,300,000	1,292,061
CVS Health 2.25% 12/5/18	8,960,000	9,048,489
Daimler Finance North America 144A 2.25% 9/3/19 #	9,000,000	8,979,570
Delphi 4.15% 3/15/24	1,090,000	1,128,820
Ford Motor Credit
3.00% 6/12/17	1,000,000	1,026,609
4.25% 2/3/17	1,800,000	1,891,066
5.00% 5/15/18	5,055,000	5,496,772
Gajah Tunggal 144A 7.75% 2/6/18 #	500,000	465,000
General Motors 3.50% 10/2/18	1,665,000	1,706,625
General Motors Financial
3.00% 9/25/17	185,000	187,318
4.375% 9/25/21	990,000	1,034,550
Home Depot 2.25% 9/10/18	6,675,000	6,808,140
Host Hotels & Resorts 3.75% 10/15/23	1,365,000	1,364,046
Hyundai Capital America
144A 2.125% 10/2/17 #	255,000	256,413
144A 2.55% 2/6/19 #	1,000,000	1,001,102
144A 2.875% 8/9/18 #	500,000	510,532
International Game Technology 5.35% 10/15/23	1,975,000	1,992,583
K. Hovnanian Enterprises 144A 8.00% 11/1/19 #	500,000	482,500
Landry’s 144A 9.375% 5/1/20 #	500,000	532,500
Magna International 3.625% 6/15/24	1,910,000	1,917,621
Marriott International 3.375% 10/15/20	1,200,000	1,230,079
NPC International 10.50% 1/15/20	1,000,000	1,042,500
PC Nextco Holdings 8.75% 8/15/19	1,000,000	1,010,000
PF Chang’s China Bistro 144A 10.25% 6/30/20 #	500,000	501,250
Target 2.30% 6/26/19	3,500,000	3,546,802

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Toyota Motor Credit
2.00% 10/24/18	5,055,000	$5,108,462
2.125% 7/18/19	7,375,000	7,404,832
Volkswagen Group of America Finance 144A
2.125% 5/23/19 #	5,180,000	5,158,177

		73,178,233

Consumer Non-Cyclical – 7.89%
Amgen 2.20% 5/22/19	5,635,000	5,614,810
Anheuser-Busch Inbev Finance 2.15% 2/1/19	8,000,000	8,040,048
Bayer U.S. Finance 144A 2.375% 10/8/19 #	6,000,000	6,030,552
Becton Dickinson
2.675% 12/15/19	4,270,000	4,331,142
3.734% 12/15/24	1,475,000	1,521,704
Boston Scientific 2.65% 10/1/18	2,390,000	2,394,928
CareFusion 6.375% 8/1/19	2,160,000	2,501,632
Celgene 2.30% 8/15/18	5,810,000	5,863,045
Dr. Pepper Snapple Group 2.00% 1/15/20	6,060,000	5,927,262
Express Scripts Holding 2.25% 6/15/19	5,500,000	5,446,821
Gilead Sciences 2.35% 2/1/20	7,000,000	7,046,046
Ingredion 1.80% 9/25/17	3,545,000	3,537,148
JBS Finance II 144A 8.25% 1/29/18 #	500,000	516,250
Kroger 3.30% 1/15/21	2,490,000	2,530,223
Mattel 1.70% 3/15/18	5,010,000	4,950,912
McKesson 2.284% 3/15/19	6,685,000	6,677,673
Medtronic 144A 2.50% 3/15/20 #	4,760,000	4,778,269
Pernod-Ricard 144A 5.75% 4/7/21 #	1,060,000	1,219,223
Perrigo 2.30% 11/8/18	1,425,000	1,425,180
Perrigo Finance 3.50% 12/15/21	885,000	896,128
Quest Diagnostics 2.70% 4/1/19	2,000,000	2,019,076
Thermo Fisher Scientific 2.40% 2/1/19	6,305,000	6,320,491
Tyson Foods 2.65% 8/15/19	4,560,000	4,606,430

		94,194,993

Electric – 4.94%
Abengoa Yield 144A 7.00% 11/15/19 #	750,000	742,500
Berkshire Hathaway Energy 2.00% 11/15/18	5,510,000	5,503,597
CenterPoint Energy 5.95% 2/1/17	2,365,000	2,579,971
Commonwealth Edison 2.15% 1/15/19	1,550,000	1,563,079
DPL 7.25% 10/15/21	1,000,000	1,025,000
DTE Energy 2.40% 12/1/19	1,725,000	1,727,270
Dynegy Finance I/II 144A 6.75% 11/1/19 #	1,000,000	1,018,750
Electricite de France
144A 2.15% 1/22/19 #	5,410,000	5,428,551

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Electric (continued)
Electricite de France
144A 5.25% 12/29/49 #—	280,000	$287,700
Israel Electric 144A 5.625% 6/21/18 #	500,000	531,000
Jersey Central Power & Light 5.625% 5/1/16	4,560,000	4,818,707
Korea East-West Power 144A 2.625% 11/27/18 #	500,000	505,101
Majapahit Holding 144A 8.00% 8/7/19 #	500,000	582,000
National Rural Utilities Cooperative Finance 2.15% 2/1/19	6,030,000	6,039,051
NextEra Energy Capital Holdings 2.70% 9/15/19	6,980,000	7,059,544
NV Energy 6.25% 11/15/20	2,960,000	3,481,981
PPL Capital Funding 1.90% 6/1/18	3,810,000	3,806,647
Southern 2.45% 9/1/18	9,405,000	9,606,417
State Grid Overseas Investment 2014 144A
2.75% 5/7/19 #	2,720,000	2,734,204

		59,041,070

Energy – 4.19%
CHC Helicopter 9.25% 10/15/20	900,000	884,250
CNOOC Nexen Finance 2014
1.625% 4/30/17	500,000	497,840
4.25% 4/30/24	2,725,000	2,824,918
Comstock Resources 7.75% 4/1/19	1,000,000	715,000
ConocoPhillips 3.35% 11/15/24	2,060,000	2,085,573
Continental Resources 4.50% 4/15/23	3,785,000	3,606,219
Dominion Gas Holdings 2.50% 12/15/19	4,880,000	4,897,768
El Paso Pipeline Partners Operating 6.50% 4/1/20	2,975,000	3,367,849
EOG Resources 2.45% 4/1/20	2,580,000	2,569,752
KazMunayGas National 144A 9.125% 7/2/18 #	500,000	548,900
Kinder Morgan 144A 5.00% 2/15/21 #	665,000	692,733
MIE Holdings 144A 7.50% 4/25/19 #	500,000	378,750
Ocean Rig UDW 144A 7.25% 4/1/19 #	1,000,000	710,000
ONGC Videsh 2.50% 5/7/18	500,000	495,855
Pacific Rubiales Energy 144A 5.375% 1/26/19 #	500,000	432,000
Petrobras Global Finance 3.123% 3/17/20 —	500,000	452,750
Petroleos Mexicanos 3.50% 7/18/18	500,000	507,500
Shell International Finance BV 2.00% 11/15/18	9,800,000	9,875,911
Statoil 3.25% 11/10/24	1,690,000	1,699,107
Sunoco Logistics Partners Operations 3.45% 1/15/23	1,870,000	1,796,389
Williams Partners 7.25% 2/1/17	7,945,000	8,761,381
Woodside Finance 144A 8.75% 3/1/19 #	1,365,000	1,692,578
YPF 144A 8.875% 12/19/18 #	500,000	519,550

		50,012,573

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Finance Companies – 1.02%
Corporacion Financiera de Desarrollo 144A
3.25% 7/15/19 #	500,000	$501,250
General Electric Capital
144A 3.80% 6/18/19 #	2,235,000	2,376,884
5.55% 5/4/20	2,175,000	2,505,535
6.00% 8/7/19	1,445,000	1,682,499
7.125% 12/15/49 —	2,500,000	2,918,750
Legg Mason 2.70% 7/15/19	2,220,000	2,233,087

		12,218,005

Healthcare – 0.27%
Iasis Healthcare 8.375% 5/15/19	1,000,000	1,052,500
Immucor 11.125% 8/15/19	1,000,000	1,085,000
Kinetic Concepts 10.50% 11/1/18	500,000	545,000
Salix Pharmaceuticals 144A 6.00% 1/15/21 #	500,000	511,250

		3,193,750

Industrial – 0.04%
Hutchison Whampoa International 144A
1.625% 10/31/17 #	500,000	496,219

		496,219

Insurance – 2.06%
American International Group
6.40% 12/15/20	2,585,000	3,086,433
8.175% 5/15/58 —	500,000	680,000
Chubb 6.375% 3/29/67 —	2,030,000	2,186,411
MetLife 1.756% 12/15/17	5,105,000	5,125,502
MetLife Capital Trust X 144A 9.25% 4/8/38 #	500,000	717,500
Metropolitan Life Global Funding I 144A 1.875% 6/22/18 #	5,265,000	5,245,914
Pricoa Global Funding I
144A 1.60% 5/29/18 #	1,050,000	1,036,438
144A 2.20% 5/16/19 #	3,855,000	3,840,436
Prudential Financial 5.625% 6/15/43 —	1,200,000	1,232,760
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	975,000	977,978
144A 4.125% 11/1/24 #	460,000	472,180

		24,601,552

Media – 0.09%
WideOpenWest Finance 10.25% 7/15/19	1,000,000	1,046,250

		1,046,250

Natural Gas – 0.47%
Sempra Energy 2.30% 4/1/17	5,490,000	5,593,975

		5,593,975

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Real Estate – 0.24%
WEA Finance
144A 2.70% 9/17/19 #	2,625,000	$2,627,113
144A 3.75% 9/17/24 #	200,000	203,364

		2,830,477

REITs – 0.11%
Alexandria Real Estate Equities 3.90% 6/15/23	645,000	648,211
Healthcare Trust of America Holdings 3.375% 7/15/21	670,000	669,760

		1,317,971

Services – 0.21%
Algeco Scotsman Global Finance 144A 10.75% 10/15/19 #	500,000	432,500
Interactive Data 144A 5.875% 4/15/19 #	1,000,000	1,005,000
Pinnacle Entertainment 6.375% 8/1/21	1,000,000	1,035,000

		2,472,500

Technology – 2.86%
Amphenol 3.125% 9/15/21	5,975,000	6,040,384
Baidu
2.75% 6/9/19	2,000,000	1,995,328
3.25% 8/6/18	500,000	511,969
Motorola Solutions 4.00% 9/1/24	1,705,000	1,718,681
National Semiconductor 6.60% 6/15/17	3,325,000	3,743,405
NetApp
3.25% 12/15/22	400,000	395,195
3.375% 6/15/21	2,415,000	2,424,694
Oracle
2.25% 10/8/19	5,480,000	5,522,865
3.40% 7/8/24	40,000	40,931
Seagate HDD Cayman 144A 4.75% 1/1/25 #	2,305,000	2,379,242
Tencent Holdings 144A 3.375% 5/2/19 #	1,250,000	1,271,819
Xerox
5.625% 12/15/19	3,300,000	3,712,820
6.35% 5/15/18	3,890,000	4,401,870

		34,159,203

Technology & Electronics – 0.05%
First Data 12.625% 1/15/21	500,000	595,000

		595,000

Telecommunications – 0.06%
Zayo Group 10.125% 7/1/20	650,000	734,858

		734,858

Transportation – 1.41%
AP Moeller - Maersk 144A 2.55% 9/22/19 #	1,755,000	1,761,866
DP World Sukuk 144A 6.25% 7/2/17 #	500,000	543,750
ERAC USA Finance 144A 2.80% 11/1/18 #	3,355,000	3,430,021

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Transportation (continued)
Penske Truck Leasing 144A 2.50% 6/15/19 #	5,200,000	$5,173,688
Union Pacific 2.25% 2/15/19	3,260,000	3,304,737
United Parcel Service 5.125% 4/1/19	2,340,000	2,631,529

		16,845,591

Total Corporate Bonds (cost $598,620,867)		602,066,099

Municipal Bonds – 0.88%

Railsplitter Tobacco Settlement Authority, Illinois Revenue
5.00% 6/1/15	3,995,000	4,069,866
University of California
0.67% 7/1/41 —	6,385,000	6,384,808

Total Municipal Bonds (cost $10,402,374)		10,454,674

Non-Agency Asset-Backed Securities – 36.71%

Ally Master Owner Trust
Series 2013-1 A2 1.00% 2/15/18	745,000	745,898
Series 2013-2 A 0.611% 4/15/18 —	5,050,000	5,046,712
Series 2014-2 A 0.531% 1/16/18 —	4,000,000	3,996,632
American Express Credit Account Master Trust
Series 2012-1 A 0.431% 1/15/20 —	3,500,000	3,497,921
Series 2013-1 A 0.581% 2/16/21 —	5,185,000	5,206,118
Series 2013-2 A 0.581% 5/17/21 —	8,070,000	8,087,932
Series 2014-1 A 0.531% 12/15/21 —	2,100,000	2,093,618
ARI Fleet Lease Trust
Series 2012-B A 144A 0.461% 1/15/21 #—	5,256,999	5,255,012
Avis Budget Rental Car Funding AESOP
Series 2011-3A A 144A 3.41% 11/20/17 #	820,000	849,267
Series 2013-2A A 144A 2.97% 2/20/20 #	6,500,000	6,664,119
Bank of America Credit Card Trust
Series 2007-A4 A4 0.201% 11/15/19 —	6,495,000	6,448,626
Barclays Dryrock Issuance Trust
Series 2014-2 A 0.501% 3/16/20 —	2,500,000	2,497,123
BMW Floorplan Master Owner Trust
Series 2012-1A A 144A 0.561% 9/15/17 #—	10,300,000	10,314,945
Cabela’s Master Credit Card Trust
Series 2012-1A A2 144A 0.691% 2/18/20 #—	4,600,000	4,631,933
Series 2012-2A A2 144A 0.641% 6/15/20 #—	6,000,000	6,039,870
Series 2014-1 A 0.511% 3/16/20 —	6,700,000	6,698,137
Series 2014-2 A 0.611% 7/15/22 —	6,000,000	5,979,348
California Republic Auto Receivables Trust
Series 2013-2 A2 1.23% 3/15/19	1,914,693	1,921,695

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Capital One Multi-Asset Execution Trust
Series 2007-A1 A1 0.211% 11/15/19 —	14,085,000	$14,018,477
Series 2007-A2 A2 0.241% 12/16/19 —	5,000,000	4,971,115
Series 2013-A2 A2 0.341% 2/15/19 —	7,500,000	7,500,255
Series 2014-A3 A3 0.541% 1/18/22 —	5,250,000	5,244,209
Chase Issuance Trust
Series 2007-B1 B1 0.411% 4/15/19 —	2,000,000	1,987,324
Series 2012-A2 A2 0.431% 5/15/19 —	12,000,000	12,007,356
Series 2012-A10 A10 0.421% 12/16/19 —	6,041,000	6,030,603
Series 2013-A3 A3 0.441% 4/15/20 —	15,000,000	14,950,590
Series 2013-A6 A6 0.581% 7/15/20 —	4,000,000	4,006,372
Series 2013-A9 A 0.581% 11/16/20 —	8,900,000	8,917,302
Series 2014-A8 A 0.411% 11/15/18 —	945,000	945,086
Chesapeake Funding
Series 2012-2A A 144A 0.618% 5/7/24 #—	5,806,242	5,814,893
Series 2014-1A A 144A 0.577% 3/7/26 #—	12,000,000	11,994,636
CIFC Funding
Series 2014-4A X 144A 1.285% 10/17/26 #—	4,000,000	3,998,000
Citibank Credit Card Issuance Trust
Series 2013-A2 A2 0.447% 5/26/20 —	8,995,000	8,980,869
Series 2013-A4 A4 0.587% 7/24/20 —	800,000	801,374
Series 2013-A7 A7 0.592% 9/10/20 —	3,100,000	3,099,312
Conseco Financial
Series 1997-6 A8 7.07% 1/15/29	113,865	115,887
Dell Equipment Finance Trust
Series 2014-1 A3 144A 0.94% 6/22/20 #	770,000	769,235
Discover Card Execution Note Trust
Series 2011-A4 A4 0.511% 5/15/19 —	7,810,000	7,836,242
Series 2012-A4 A4 0.531% 11/15/19 —	13,755,000	13,812,578
Series 2013-A1 A1 0.461% 8/17/20 —	9,300,000	9,311,132
Series 2013-A5 A5 1.04% 4/15/19	5,000,000	4,995,075
Series 2013-A6 A6 0.611% 4/15/21 —	1,290,000	1,293,630
Series 2014-A1 A1 0.591% 7/15/21 —	4,465,000	4,474,662
Series 2014-A3 A3 1.22% 10/15/19	1,175,000	1,172,995
Enterprise Fleet Financing
Series 2013-2 A2 144A 1.06% 3/20/19 #	2,993,827	2,999,566
Series 2014-1 A2 144A 0.87% 9/20/19 #	2,490,494	2,489,582
Ford Credit Auto Owner Trust
Series 2014-2 A 144A 2.31% 4/15/26 #	580,000	581,494
Ford Credit Floorplan Master Owner Trust
Series 2013-1 A1 0.85% 1/15/18	4,000,000	3,999,756
Series 2013-1 A2 0.541% 1/15/18 —	8,500,000	8,503,128
Series 2014-1 A2 0.561% 2/15/19 —	2,590,000	2,591,290

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

GE Dealer Floorplan Master Note Trust
Series 2012-2 A 0.915% 4/22/19 —	24,865,000	$25,009,204
Series 2013-1 A 0.565% 4/20/18 —	15,090,000	15,070,142
Series 2014-2 A 0.615% 10/20/19 —	8,575,000	8,578,481
GE Equipment Transportation
Series 2013-1 A3 0.69% 11/25/16	2,693,024	2,694,031
Series 2014-1 A3 0.97% 4/23/18	3,000,000	2,997,717
Golden Credit Card Trust
Series 2012-3A A 144A 0.611% 7/17/17 #—	17,580,000	17,600,744
Series 2012-5A A 144A 0.79% 9/15/17 #	1,050,000	1,050,970
Series 2013-2A A 144A 0.591% 9/15/18 #—	6,500,000	6,514,586
Series 2014-2A A 144A 0.612% 3/15/21 #—	535,000	533,651
GreatAmerica Leasing Receivables
Series 2014-1 A3 144A 0.89% 7/15/17 #	2,985,000	2,983,612
Hertz Fleet Lease Funding
Series 2014-1 A 144A 0.562% 4/10/28 #—	8,000,000	7,992,408
Hyundai Auto Lease Securitization Trust
Series 2014-A A4 144A 1.01% 9/15/17 #	1,310,000	1,311,091
M&T Bank Auto Receivables Trust
Series 2013-1A A3 144A 1.06% 11/15/17 #	8,000,000	8,024,936
Master Credit Card Trust II
Series 2012-2A A 144A 0.78% 4/21/17 #	3,500,000	3,501,120
MASTR Specialized Loan Trust
Series 2005-2 A2 144A 5.006% 7/25/35 #—	22,620	22,589
Motor
Series 2013-1A A1 144A 0.67% 2/25/21 #—	2,590,000	2,591,691
Navistar Financial Dealer Note Master Owner Trust II
Series 2014-1 A 144A 0.92% 10/25/19 #—	9,000,000	9,002,961
Navistar Financial Dealer Note Master Trust
Series 2013-2 A 144A 0.85% 9/25/18 #•	3,000,000	3,002,985
NextGear Floorplan Master Owner Trust
Series 2014-1A A 144A 1.92% 10/15/19 #	2,540,000	2,534,346
Nissan Auto Receivables Owner Trust
Series 2013-C A3 0.67% 8/15/18	2,675,000	2,668,508
Nissan Master Owner Trust Receivables
Series 2012-A A 0.631% 5/15/17 —	5,000,000	5,004,120
Series 2013-A A 0.461% 2/15/18 —	7,420,000	7,411,541
PFS Financing
Series 2013-AA A 144A 0.711% 2/15/18 #—	9,300,000	9,297,666
Series 2014-AA A 144A 0.761% 2/15/19 #—	8,000,000	8,017,280
Synchrony Credit Card Master Note Trust
Series 2014-1 A 1.61% 11/15/20	1,010,000	1,006,314
Trade MAPS 1
Series 2013-1A A 144A 0.862% 12/10/18 #—	5,000,000	5,006,475

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Trafigura Securitisation Finance
Series 2012-1A A 144A 2.561% 10/15/15 #—	3,700,000	$3,708,816
Volkswagen Auto Lease Trust
Series 2014-A A2B 0.375% 10/20/16 —	6,276,339	6,272,241
Wheels
Series 2014-1A A2 144A 0.84% 3/20/23 #	2,795,000	2,795,257

Total Non-Agency Asset-Backed Securities (cost $437,816,930)		438,394,414

Non-Agency Collateralized Mortgage Obligations – 0.04%

American Home Mortgage Investment Trust
Series 2005-2 5A1 5.064% 9/25/35 —	58,305	57,577
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20	72,716	75,038
Series 2005-6 7A1 5.50% 7/25/20	61,814	62,346
Bank of America Mortgage Securities
Series 2002-K 2A1 2.477% 10/20/32 —	3,375	3,379
GSMPS Mortgage Loan Trust
Series 1998-2 A 144A 7.587% 5/19/27 #—	86,256	87,403
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-EE 3A1 2.496% 12/25/34 —	15,660	15,859
Series 2006-AR5 2A1 2.615% 4/25/36 —	190,828	182,402

Total Non-Agency Collateralized Mortgage Obligations (cost $417,513)		484,004

Senior Secured Loans – 0.64%«

Avast Software 1st Lien 5.00% 3/20/20	481,250	477,641
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	500,000	493,333
Borgata Tranche B 1st Lien 6.75% 8/15/18	500,000	498,375
Caesars Growth Partners Tranche B 1st Lien
6.25% 5/8/21	499,248	463,469
Clear Channel Communications Tranche B 3.81% 1/29/16	997,219	986,935
Fieldwood Energy 8.375% 2/10/24	246,305	181,404
Hostess Brands 1st Lien 6.75% 3/20/20	993,747	1,013,622
KIK Custom Products 1st Lien 5.50% 4/29/19	494,984	488,178
LTS Buyer 2nd Lien 8.00% 4/1/21	316,250	311,770
Mauser Holdings 2nd Lien 8.25% 7/31/22	1,000,000	975,000
Otterbox Tranche B 5.75% 6/3/20	531,825	526,839
Republic of Angola (Unsecured) 6.57% 12/16/23	510,000	511,275
Rite Aid 2nd Lien 5.75% 8/21/20	750,000	754,219

Total Senior Secured Loans (cost $7,830,601)		7,682,060

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Sovereign Bonds – 0.52%Δ

Brazil – 0.04%
Banco Nacional De Desenvolvimento Economico E Social
144A 4.00% 4/14/19 #	500,000	$493,750

		493,750

China – 0.21%
Export-Import Bank of China 144A 2.50% 7/31/19 #	2,500,000	2,501,890

		2,501,890

Gabon – 0.04%
Gabonese Republic 144A 8.20% 12/12/17 #	450,000	488,340

		488,340

Indonesia – 0.05%
Perusahaan Penerbit Indonesia 144A 6.125% 3/15/19 #	500,000	555,000

		555,000

Kenya – 0.04%
Kenya Government International Bond 144A
5.875% 6/24/19 #	500,000	507,500

		507,500

Pakistan – 0.04%
Pakistan Government International Bond 144A
7.25% 4/15/19 #	500,000	509,750

		509,750

Peru – 0.05%
Peruvian Government International Bond 7.125% 3/30/19	500,000	593,750

		593,750

Slovenia – 0.05%
Slovenia Government International Bond 144A
4.75% 5/10/18 #	500,000	536,250

		536,250

Total Sovereign Bonds (cost $6,228,825)		6,186,230

Supranational Bank – 0.04%

African Export-Import Bank 3.875% 6/4/18	500,000	488,750

Total Supranational Bank (cost $500,750)		488,750

U.S. Treasury Obligations – 0.29%

U.S. Treasury Notes
1.50% 11/30/19	870,000	864,563
2.25% 11/15/24	1,540,000	1,550,587

	Principal amount°	Value (U.S. $)

U.S. Treasury Obligations (continued)

U.S. Treasury Notes
2.375% 8/15/24	1,010,000	$1,028,780

Total U.S. Treasury Obligations (cost $3,437,858)		3,443,930

	Number of Shares

Preferred Stock – 0.09%

Bank of America 8.125% •	1,000,000	1,083,750

Total Preferred Stock (cost $1,115,000)		1,083,750

	Principal amount°

Short-Term Investments – 1.96%

Discount Notes – 1.28%≠
Federal Home Loan Bank
0.065% 1/14/15	4,377,786	4,377,773
0.065% 1/21/15	2,673,094	2,673,081
0.065% 2/25/15	2,031,174	2,031,128
0.065% 3/5/15	141,654	141,649
0.067% 1/16/15	303,743	303,742
0.08% 2/20/15	2,278,862	2,278,816
0.08% 3/18/15	693,604	693,575
0.085% 3/27/15	2,777,947	2,777,816

		15,277,580

Repurchase Agreements – 0.68%
Bank of America Merrill Lynch
0.03%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $5,013,585 (collateralized by U.S. government obligations 0.875%–4.625% 10/15/17–2/15/40 market value $5,113,849)	5,013,577	5,013,577
Bank of Montreal
0.06%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $1,671,198 (collateralized by U.S. government obligations 1.25%–3.875% 8/31/15–8/15/44 market value $1,704,616)	1,671,192	1,671,192
BNP Paribas
0.05%, dated 12/31/14, to be repurchased on 1/2/15, repurchase price $1,390,235 (collateralized by U.S. government obligations 0.875%–1.75% 8/15/17–5/15/23 market value $1,418,036)	1,390,231	1,390,231

		8,075,000

Total Short-Term Investments (cost $23,351,481)		23,352,580

Schedule of investments

Delaware Limited-Term Diversified Income Fund

Total Value of Securities – 99.51%
(cost $1,183,093,326)	$1,188,275,550

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2014, the aggregate value of Rule 144A securities was $320,230,172, which represents 26.82% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

T	100% of the income received was in the form of additional cash.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

—	Variable rate security. The rate shown is the rate as of Dec. 31, 2014. Interest rates reset periodically.

Δ	Securities have been classified by country of origin.

«	Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Dec. 31, 2014.

The following futures and swap contracts were outstanding at Dec. 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
721	U.S. Treasury 10 yr Notes	$90,925,717	$91,420,547	3/24/15	$494,830

Swap Contracts

CDS Contracts2

Counterparty	Swap Referenced Obligation	Notional Value	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Purchased:
BNP	ICE-CDX.NA.HY.23	48,000,000	5.00%	12/20/19	$95,337

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

BNP – Banque Paribas

CDX.NA.HY – Credit Default Swap Index North American High-Yield

CLO – Collateralized Loan Obligation

FHAVA – Federal Housing Administration & Veterans Administration

GNMA – Government National Mortgage Association

GPM – Graduated Payment Mortgage

GSMPS – Goldman Sachs Reperforming Mortgage Securities

ICE – IntercontinentalExchange, Inc.

MASTR – Mortgage Asset Securitization Transactions, Inc.

PIK – Pay-in-kind bond

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Limited-Term Diversified Income Fund	December 31, 2014

Assets:
Investments, at value[1]	$1,164,922,970
Short-term investments, at value[2]	23,352,580
Cash	2,588,202
Cash collateral due from brokers	866,000
Dividends and interest receivable	5,738,253
Receivables for fund shares sold	2,961,257
Due from brokers	2,942,496
Variation margin receivable on futures contracts	157,719
Receivables for securities sold	157,413
Unrealized gain on credit default swap contracts	95,337

Total assets	1,203,782,227

Liabilities:
Payable for fund shares redeemed	3,487,375
Payable for securities purchased	1,260,597
Income distribution payable	474,646
Swap payments payable	66,141
Other accrued expenses	531,255
Investment management fees payable	488,452
Distribution fees payable	216,403
Other affiliates payable	89,767
Trustees’ fees and expenses payable	2,970
Upfront payments paid on credit default swap contracts	3,076,362

Total liabilities	9,693,968

Total Net Assets	$1,194,088,259

Net Assets Consist of:
Paid-in capital	$1,224,273,838
Distributions in excess of net investment income	(601,753)
Accumulated net realized loss on investments	(35,289,551)
Net unrealized appreciation of investments, foreign currencies, and derivatives	5,705,725

Total Net Assets	$1,194,088,259

Net Asset Value
Class A:
Net assets	$472,653,988
Shares of beneficial interest outstanding, unlimited authorization, no par	55,469,342
Net asset value per share	$8.52
Sales charge	2.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$8.76

Class C:
Net assets	$176,904,232
Shares of beneficial interest outstanding, unlimited authorization, no par	20,773,002
Net asset value per share	$8.52

Class R:
Net assets	$8,021,967
Shares of beneficial interest outstanding, unlimited authorization, no par	941,139
Net asset value per share	$8.52

Institutional Class:
Net assets	$536,508,072
Shares of beneficial interest outstanding, unlimited authorization, no par	62,970,714
Net asset value per share	$8.52

[1]Investments, at cost	$1,159,741,845
[2] Short-term investments, at cost	23,351,481

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Limited-Term Diversified Income Fund	Year ended December 31, 2014

Investment Income:
Interest	$25,854,019
Dividends	36,236

25,890,255

Expenses:
Management fees	6,319,119
Distribution expenses – Class A	1,551,639
Distribution expenses – Class B	1,663
Distribution expenses – Class C	2,151,027
Distribution expenses – Class R	44,117
Dividend disbursing and transfer agent fees and expenses	1,577,362
Accounting and administration expenses	439,652
Legal fees	135,913
Registration fees	129,142
Reports and statements to shareholders	111,071
Custodian fees	78,112
Trustee’s fees and expenses	61,551
Audit and tax	47,093
Other	83,073

12,730,534
Less waived distribution expenses – Class A	(620,655)
Less waived distribution expenses – Class B	(1,415)
Less expense paid indirectly	(792)

Total operating expenses	12,107,672

Net Investment Income	13,782,583

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,128,186
Foreign currencies	(19,017)
Foreign currency exchange contracts	2,623
Futures contracts	(2,600,547)
Swap contracts	619,933

Net realized gain	8,131,178

Net change in unrealized appreciation (depreciation) of:
Investments	(3,567,774)
Foreign currencies	(742)
Futures contracts	(1,269,226)
Swap contracts	28,671

Net change in unrealized appreciation (depreciation)	(4,809,071)

Net Realized and Unrealized Gain	3,322,107

Net Increase in Net Assets Resulting from Operations	$17,104,690

See accompanying notes, which are an integral part of the financial statements.

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Statements of changes in net assets

Delaware Limited-Term Diversified Income Fund

	Year ended
	12/31/14	12/31/13

Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,782,583	$16,281,727
Net realized gain (loss)	8,131,178	(47,096,474)
Net change in unrealized appreciation (depreciation)	(4,809,071)	(15,770,977)

Net increase (decrease) in net assets resulting from operations	17,104,690	(46,585,724)

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(9,874,288)	—
Class B	(2,717)	—
Class C	(1,601,223)	—
Class R	(108,883)	—
Institutional Class	(8,271,832)	—

Return of capital:
Class A	(208,221)	(17,963,149)
Class B	—	(6,844)
Class C	(77,978)	(2,711,141)
Class R	(3,533)	(179,543)
Institutional Class	(236,380)	(10,091,546)

	(20,385,055)	(30,952,223)

Capital Share Transactions:
Proceeds from shares sold:
Class A	91,234,844	291,798,598
Class B	25,345	24,140
Class C	8,753,193	33,776,162
Class R	2,465,212	4,121,669
Institutional Class	297,984,195	254,708,224

	Year ended
	12/31/14	12/31/13

Capital Share Transactions (continued):
Net asset value of shares based upon reinvestment of dividends and distributions:
Class A	$9,892,727	$17,621,959
Class B	2,651	6,328
Class C	1,540,467	2,452,341
Class R	112,722	180,058
Institutional Class	6,985,018	8,643,009

	418,996,374	613,332,488

Cost of shares redeemed:
Class A	(408,093,054)	(824,723,032)
Class B	(306,039)	(414,148)
Class C	(93,074,420)	(215,368,876)
Class R	(5,206,583)	(10,316,641)
Institutional Class	(204,019,355)	(546,776,251)

	(710,699,451)	(1,597,598,948)

Decrease in net assets derived from capital share transactions	(291,703,077)	(984,266,460)

Net Decrease in Net Assets	(294,983,442)	(1,061,804,407)

Net Assets:
Beginning of year	1,489,071,701	2,550,876,108

End of year	$1,194,088,259	$1,489,071,701

Distributions in excess of net investment income	$(601,753)	$(686,541)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Limited-Term Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
$ 8.550	$8.850	$8.820	$8.920	$8.880

0.097	0.079	0.096	0.145	0.192
0.013	(0.239)	0.123	0.100	0.134

0.110	(0.160)	0.219	0.245	0.326

(0.136)	—	(0.174)	(0.220)	(0.143)
(0.004)	(0.140)	(0.004)	—	—
—	—	(0.011)	(0.125)	(0.143)

(0.140)	(0.140)	(0.189)	(0.345)	(0.286)

$ 8.520	$8.550	$8.850	$8.820	$8.920

1.28%	(1.81% )	2.49%	2.78%	3.70%

$472,654	$780,359	$1,337,983	$1,210,257	$1,217,992
0.83%	0.82%	0.81%	0.82%	0.83%
0.93%	0.96%	0.96%	0.97%	0.98%
1.13%	0.91%	1.07%	1.62%	2.14%
1.03%	0.77%	0.92%	1.47%	1.99%
80%	236%	262%	333%	411%

Financial highlights

Delaware Limited-Term Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

Year ended
12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
$ 8.540	$8.850	$8.820	$8.910	$8.870

0.024	0.005	0.020	0.069	0.116
0.023	(0.248)	0.123	0.110	0.133

0.047	(0.243)	0.143	0.179	0.249

(0.063)	—	(0.098)	(0.144)	(0.066)
(0.004)	(0.067)	(0.004)	—	—
—	—	(0.011)	(0.125)	(0.143)

(0.067)	(0.067)	(0.113)	(0.269)	(0.209)

$ 8.520	$8.540	$8.850	$8.820	$8.910

0.55%	(2.75% )	1.62%	2.03%	2.82%

$176,904	$260,073	$452,197	$500,237	$550,958
1.68%	1.67%	1.66%	1.67%	1.68%
0.28%	0.06%	0.22%	0.77%	1.29%
80%	236%	262%	333%	411%

Financial highlights

Delaware Limited-Term Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

$8.550	$8.850	$8.820	$8.920	$8.880

0.067	0.048	0.065	0.114	0.161
0.012	(0.238)	0.123	0.100	0.133

0.079	(0.190)	0.188	0.214	0.294

(0.105)	—	(0.143)	(0.189)	(0.111)
(0.004)	(0.110)	(0.004)	—	—
—	—	(0.011)	(0.125)	(0.143)

(0.109)	(0.110)	(0.158)	(0.314)	(0.254)

$8.520	$8.550	$8.850	$8.820	$8.920

0.93%	(2.16% )	2.13%	2.42%	3.34%

$8,022	$10,672	$17,243	$16,796	$16,639
1.18%	1.17%	1.16%	1.17%	1.18%

1.18%	1.25%	1.26%	1.27%	1.28%
0.78%	0.56%	0.72%	1.27%	1.79%

0.78%	0.48%	0.62%	1.17%	1.69%
80%	236%	262%	333%	411%

Financial highlights

Delaware Limited-Term Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

Year ended

12/31/14	12/31/13	12/31/12	12/31/11	12/31/10

$8.550	$8.850	$8.820	$8.920	$8.870

0.110	0.092	0.109	0.159	0.206
0.012	(0.239)	0.123	0.100	0.143

0.122	(0.147)	0.232	0.259	0.349

(0.148)	—	(0.187)	(0.234)	(0.156)
(0.004)	(0.153)	(0.004)	—	—
—	—	(0.011)	(0.125)	(0.143)

(0.152)	(0.153)	(0.202)	(0.359)	(0.299)

$8.520	$8.550	$8.850	$8.820	$8.920

1.43%	(1.66% )	2.64%	2.94%	3.97%

$536,508	$437,690	$742,773	$570,968	$390,769
0.68%	0.67%	0.66%	0.67%	0.68%
1.28%	1.06%	1.22%	1.77%	2.29%
80%	236%	262%	333%	411%

Notes to financial statements

Delaware Limited-Term Diversified Income Fund	December 31, 2014

Delaware Group® Limited-Term Government Funds (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Limited-Term Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class A share purchases of $1,000,000 or more will incur a limited contingent deferred sales charge (CDSC) of 0.75% if redeemed during the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. Between June 1, 2007 and Sept. 25, 2014, Class B shares could be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 2.00% to zero depending upon the period of time the shares were held. Class B shares automatically converted to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Dec. 31, 2011–Dec. 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2014.

To Be Announced Trades – The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (Examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

1. Significant Accounting Policies (continued)

type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however the market value may change prior to delivery.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2014.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Dec. 31, 2014, the Fund earned $792 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administration oversight services to the Fund under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2014, the Fund was charged $63,267 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

Effective Nov. 1, 2014, DIFSC is the transfer agent and dividend disbursing agent of the Fund. Prior to this time, DSC was the transfer agent and dividend disbursing agent of the Fund under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion, 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail Funds in the Delaware Investments Family of Funds on a relative net asset value basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2014, the Fund was charged $284,665 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. DDLP has contractually agreed to waive Class A shares’ 12b-1 fees to 0.15% of average daily net assets from Jan. 1, 2014 through Dec. 31, 2014.* The Fund’s Class B shares paid DDLP 1.00% of the average daily net assets for the period Jan. 1, 2014 through Sept. 25, 2014. DDLP had contractually agreed to waive Class B shares’

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

12b-1 fees to 0.15% of average daily net assets from Jan. 1, 2014 through Sept. 25, 2014. Institutional Class shares pay no distribution and service fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Dec. 31, 2014, the Fund was charged $36,972 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Dec. 31, 2014, DDLP earned $6,137 for commissions on sales of the Fund’s Class A shares. For the year ended Dec. 31, 2014, DDLP received gross CDSC commissions of $269 and $825 on redemption of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

* The contractual waiver period is April 30, 2013 through April 30, 2015.

3. Investments

For the year ended Dec. 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$936,186,928
Purchases of U.S. government securities	97,976,306
Sales other than U.S. government securities	1,229,865,597
Sales of U.S. government securities	94,527,131

At Dec. 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of investments	$1,187,929,880

Aggregate unrealized appreciation	$13,309,229
Aggregate unrealized depreciation	(12,963,559)

Net unrealized appreciation	$345,670

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Dec. 31, 2014:

	Level 1	Level 2	Level 3	Total

Agency, Asset- & Mortgage- Backed Securities[1]	$—	$520,843,360	$11,269,151	$532,112,511
Corporate Debt	—	603,471,065	—	603,471,065
Foreign Debt	—	6,674,980	—	6,674,980
Senior Secured Loans[1]	—	7,170,785	511,275	7,682,060
Municipal Bonds	—	10,454,674	—	10,454,674
Preferred Stock	—	1,083,750	—	1,083,750
Short-Term Investments	—	23,352,580	—	23,352,580
U.S. Treasury Obligations	—	3,443,930	—	3,443,930

Total	$—	$1,176,495,124	$11,780,426	$1,188,275,550

Futures Contracts	$494,830	$—	$—	$494,830
Swap Contracts	—	95,337	—	95,337

1Security type is valued across multiple levels. Level 2 investments represent investments with observable inputs, or matrix-price investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 2 investments and Level 3 investments represent the following percentages of the total market value of this security type:

	Level 2	Level 3	Total

Agency, Asset- & Mortgage- Backed Securities	97.88%	2.12%	100.00%
Senior Secured Loans	93.34%	6.66%	100.00%

During the year ended Dec. 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividends and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2014 and 2013 was as follows:

	Year ended
	12/31/14	12/31/13
Ordinary income	$19,858,945	$—
Return of capital	526,110	30,952,223

Total	$20,385,055	$30,952,223

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,224,273,838
Other temporary differences	(6,072)
Capital loss carryforwards	(30,050,531)
Dividends payable	(474,646)
Unrealized appreciation	345,670

Net assets	$1,194,088,259

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and straddles, mark-to-market of futures contracts, contingent payment debt instruments, tax treatment of market discount and premium on debt instruments, and CDS contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, contingent payment debt instruments, market discount and premium on certain debt instruments and paydowns of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2014 the Fund recorded the following reclassifications:

Undistributed net investment income	$6,161,150
Accumulated net realized loss	(6,161,150)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

5. Components of Net Assets on a Tax Basis (continued)

be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character
Short-term	Long-term
$(21,370,047)	$(8,680,484)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended	Year ended
	12/31/14	12/31/13

Shares sold:
Class A	10,639,427	33,427,369
Class B	2,957	2,830
Class C	1,022,200	3,905,901
Class R	287,356	474,813
Institutional Class	34,768,065	29,323,141

Shares issued upon reinvestment of dividends and distributions:
Class A	1,154,602	2,034,165
Class B	309	732
Class C	179,943	283,043
Class R	13,153	20,773
Institutional Class	815,574	997,684

	48,883,586	70,470,451

Shares redeemed:
Class A	(47,590,323)	(95,339,569)
Class B	(35,748)	(47,929)
Class C	(10,865,349)	(24,867,982)
Class R	(607,216)	(1,195,141)
Institutional Class	(23,817,210)	(63,051,078)

	(82,915,846)	(184,501,699)

Net decrease	(34,032,260)	(114,031,248)

For the years ended Dec. 31, 2014 and 2013, 15,321 Class B shares were converted to 15,327 Class A shares valued at $131,220, and 8,480 Class B shares were converted to 8,479 Class A shares valued at $73,359, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and on the “Statements of changes in net assets.”

Certain shareholders may exchange shares of one class of shares for another class in the same Fund. For the year ended Dec. 31, 2014, exchange transactions were as follows:

Exchange Redemptions			Exchange Subscriptions
Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Value
8,846	37,468	—	—	46,293	$397,363

These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.”

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, the Fund, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit to be used as described above and to be operated in substantially the same manner as the original agreement. The line of credit under the agreement expires on Nov. 9, 2015.

The Fund had no amounts outstanding as of Dec. 31, 2014 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives, (2) how they are accounted for, and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

8. Derivatives (continued)

can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts are outstanding at Dec. 31, 2014.

During the year ended Dec. 31, 2014, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Fund posted $866,000 cash collateral for open futures contracts, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

During the year ended Dec. 31, 2014, the Fund used futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts – The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against credit events, to enhance total return, or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Dec. 31, 2014, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the year ended Dec. 31, 2014, the Fund did not enter into any CDS contracts as a seller of protection. Initial margin and variation margin are posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Dec. 31, 2014, the Fund used CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts that would be shown on the “Schedule of investments.”

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

8. Derivatives (continued)

Fair value of derivative instruments as of Dec. 31, 2014 was as follows:

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts
(Futures contracts)	Variation margin receivable on futures contracts	494,830	*	Variation margin receivable on futures contracts	—
Credit contracts
(Swap contracts)	Unrealized gain of credit default swap contracts	95,337		Unrealized loss of credit default swap contracts	—

Total		$590,167			$—

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts are opened through Dec. 31, 2014. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended Dec. 31, 2014 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total

Forward currency exchange contracts	$2,623	$—	$—	$2,623
Interest rate contracts	—	(2,600,547)	—	(2,600,547)
Credit contracts	—	—	619,933	619,933

Total	$2,623	$(2,600,547)	$619,933	$(1,977,991)

	Net Change in Unrealized Appreciation (Depreciation) of:

	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$(1,269,226)	$—	$(1,269,226)
Credit contracts	—	28,671	28,671

Total	$(1,269,226)	$28,671	$(1,240,555)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Dec. 31, 2014.

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	4,240	USD	33,720
Futures contracts (average notional value)		33,762,939		60,084,376
CDS contracts (average notional value)*		20,864,941		—

*Long represents buying protection and short represents selling protection.

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

9. Offsetting (continued)

At Dec. 31, 2014, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNP Paribas	$95,337	$—	$95,337

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
BNP Paribas	$95,337	$—	$—	$—	$—	$95,337

Master Repurchase Agreements
Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$5,013,577	$(5,013,577)	$—	$—
Bank of Montreal	1,671,192	(1,671,192)	—	—
BNP Paribas	1,390,231	(1,390,231)	—	—

Total	$8,075,000	$(8,075,000)	$—	$—

(a)Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in

U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

During the year ended Dec. 31, 2014, the Fund had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high-yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

11. Credit and Market Risk (continued)

statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities, which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Dec. 31, 2014, no securities held by the Fund have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2014 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Limited-Term Government Funds
and Shareholders of Delaware Limited-Term Diversified Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Limited-Term Diversified Income Fund (constituting Delaware Group Limited-Term Government Funds, hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 13, 2015

Other Fund information (Unaudited)

Delaware Limited-Term Diversified Income Fund

Board consideration of Delaware Limited-Term Diversified Income Fund’s investment management agreement

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware Limited-Term Diversified Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s management agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain funds; and in November 2013, Management negotiated a substantial reduction in fees for fund accounting services provided to the Fund. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Other Fund information (Unaudited)

Delaware Limited-Term Diversified Income Fund

Board consideration of Delaware Limited-Term Diversified Income Fund’s investment management agreement (continued)

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended March 31, 2014. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional short-intermediate investment grade debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5- and 10-year periods was in the third quartile and second quartile, respectively, of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

Tax Information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distribution (Tax Basis)	97.42%
(B) Return of Capital (Tax-Basis)	2.58%
Total Distributions (Tax Basis)	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

For the year ended Dec. 31, 2014, certain interest income paid by the Fund, determined to be Qualified Interest Income may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Dec. 31, 2014, the Fund has reported maximum distributions of Qualified Interest Income of $20,374,022.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006
President and Chief Executive Officer since August 1, 2006
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001

[1]	Patrick P. Coyne is considered to be an “Interested Trustee“ because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	65	Board of Governors Member Investment Company Institute (ICI)
		Director and Audit Committee Member Kaydon Corp. (2007–2013)

Private Investor (March 2004–Present)	65	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004-2014)
President Drexel University (August 2010–Present)	65	Director — Hershey Trust Company
President Franklin & Marshall College (July 2002–July 2010)		Director, Audit Committee, and Governance Committee Member Community Health Systems

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor (2004–Present)	65	None

Chief Executive Officer — Banco Itaú International (April 2012–Present)	65	Trust Manager and Audit Committee Member — Camden Property Trust
Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration
President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)
Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member and Governance Committee Member Okabena Company Chair — 3M Investment Management Company (2005–2012)
Founder Investor Analytics (Risk Management) (May 1999–Present) Founder P/E Investments (Hedge Fund) (September 1996–Present)	65	Director and Compensation Committee Chairman Investor Analytics Director — P/E Investments

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 – May 2013; Secretary since October 2005
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005 – February 2012; General Counsel and Chief Legal Officer since October 2005
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None[3]
Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None[3]
David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None[3]
Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None[3]

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees
Patrick P. Coyne	Joseph W. Chow	Lucinda S. Landreth	Thomas K. Whitford
Chairman, President, and	Former Executive Vice	Former Chief Investment	Former Vice Chairman
Chief Executive Officer	President	Officer	PNC Financial Services Group
Delaware Investments®	State Street Corporation	Assurant, Inc.	Pittsburgh, PA
Family of Funds	Brookline, MA	Philadelphia, PA
Philadelphia, PA			Janet L. Yeomans
	John A. Fry	Frances A.	Former Vice President
Thomas L. Bennett	President	Sevilla-Sacasa	and Treasurer
Private Investor	Drexel University	Chief Executive Officer	3M Corporation
Rosemont, PA	Philadelphia, PA	Banco Itaú	St. Paul, MN
		International Miami, FL	J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor	Daniel V. Geatens	David P. O’Connor	Richard Salus
Senior Vice President,	Vice President and	Executive Vice President,	Senior Vice President and
Deputy General Counsel,	Treasurer	General Counsel,	Chief Financial Officer
and Secretary	Delaware Investments	and Chief Legal Officer	Delaware Investments
Delaware Investments	Family of Funds	Delaware Investments	Family of Funds
Family of Funds	Philadelphia, PA	Family of Funds	Philadelphia, PA
Philadelphia, PA		Philadelphia, PA

This annual report is for the information of Delaware Limited-Term Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $40,400 for the fiscal year ended December 31, 2014.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $35,435 for the fiscal year ended December 31, 2013.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2014.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended December 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2013.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended December 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,996 for the fiscal year ended December 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2014.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,850 for the fiscal year ended December 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2013.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2014.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2013.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $5,653,375 and $7,732,970 for the registrant’s fiscal years ended December 31, 2014 and December 31, 2013, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

         Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	March 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	March 3, 2015

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 3, 2015